Exhibit 99.1

IRON MOUNTAIN INCORPORATED

Index

Page

Selected Consolidating Unaudited Pro Forma Information of Parent, Guarantors, Canada Company and Non-Guarantors

Consolidating Pro Forma Balance Sheets at December 31, 2012 and June 30, 2013 (Unaudited)	2

Consolidating Pro Forma Statements of Operations for the Year Ended December 31, 2012 and Six Months Ended June 30, 2013 (Unaudited)	4

Consolidating Pro Forma Statements of Cash Flows for the Year Ended December 31, 2012 and Six Months Ended June 30, 2013 (Unaudited)	6

IRON MOUNTAIN INCORPORATED

CONSOLIDATING PRO FORMA BALANCE SHEET

(Unaudited)

	December 31, 2012
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Assets
Current Assets:
Cash and Cash Equivalents	$—	$13,472	$103,346	$126,597	$—	$243,415
Restricted Cash	33,612	—	—	—	—	33,612
Accounts Receivable	—	338,455	45,623	188,122	—	572,200
Intercompany Receivable	1,055,593	—	—	—	(1,055,593)	—
Other Current Assets	48	121,933	6,871	46,078	(65)	174,865
Total Current Assets	1,089,253	473,860	155,840	360,797	(1,055,658)	1,024,092
Property, Plant and Equipment, Net	1,305	1,500,309	187,286	788,827	—	2,477,727
Other Assets, Net:
Long-term Notes Receivable from Affiliates and Intercompany Receivable	1,070,930	1,000	2,855	—	(1,074,785)	—
Investment in Subsidiaries	1,941,540	1,688,000	29,831	303,164	(3,962,535)	—
Goodwill	—	1,536,964	200,250	597,545	—	2,334,759
Other	37,909	261,950	10,686	211,330	(114)	521,761
Total Other Assets, Net	3,050,379	3,487,914	243,622	1,112,039	(5,037,434)	2,856,520
Total Assets	$4,140,937	$5,462,083	$586,748	$2,261,663	$(6,093,092)	$6,358,339

Liabilities and Equity
Intercompany Payable	$—	$942,547	$3,310	$109,736	$(1,055,593)	$—
Current Portion of Long-term Debt	—	70,870	—	22,082	(65)	92,887
Total Other Current Liabilities	111,536	469,249	26,836	204,445	—	812,066
Long-term Debt, Net of Current Portion	2,876,317	568,205	183,505	104,089	—	3,732,116
Long-term Notes Payable to Affiliates and Intercompany Payable	1,000	1,066,823	—	6,962	(1,074,785)	—
Other Long-term Liabilities	2,113	417,972	40,102	98,749	(114)	558,822
Commitments and Contingencies
Total Iron Mountain Incorporated Stockholders’ Equity	1,149,971	1,926,417	332,995	1,703,123	(3,962,535)	1,149,971
Noncontrolling Interests	—	—	—	12,477	—	12,477
Total Equity	1,149,971	1,926,417	332,995	1,715,600	(3,962,535)	1,162,448
Total Liabilities and Equity	$4,140,937	$5,462,083	$586,748	$2,261,663	$(6,093,092)	$6,358,339

IRON MOUNTAIN INCORPORATED

CONSOLIDATING PRO FORMA BALANCE SHEET

(Unaudited)

	June 30, 2013
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Assets
Current Assets:
Cash and Cash Equivalents	$—	$4,152	$107,587	$147,127	$—	$258,866
Restricted Cash	33,613	—	—	—	—	33,613
Accounts Receivable	—	346,133	46,527	188,821	—	581,481
Intercompany Receivable	892,125	—	—	—	(892,125)	—
Other Current Assets	1,512	123,934	4,088	42,534	(46)	172,022
Total Current Assets	927,250	474,219	158,202	378,482	(892,171)	1,045,982
Property, Plant and Equipment, Net	1,209	1,512,925	176,431	761,744	—	2,452,309
Other Assets, Net:
Long-term Notes Receivable from Affiliates and Intercompany Receivable	1,175,843	1,000	2,699	—	(1,179,542)	—
Investment in Subsidiaries	1,912,854	1,657,184	28,705	298,251	(3,896,994)	—
Goodwill	—	1,546,977	189,391	580,789	—	2,317,157
Other	34,948	269,523	9,559	205,455	(114)	519,371
Total Other Assets, Net	3,123,645	3,474,684	230,354	1,084,495	(5,076,650)	2,836,528
Total Assets	$4,052,104	$5,461,828	$564,987	$2,224,721	$(5,968,821)	$6,334,819

Liabilities and Equity
Intercompany Payable	$—	$777,743	$3,644	$110,738	$(892,125)	$—
Current Portion of Long-term Debt	228,180	77,808	—	18,740	(46)	324,682
Total Other Current Liabilities	110,931	442,275	26,110	168,927	—	748,243
Long-term Debt, Net of Current Portion	2,628,790	676,565	173,569	135,094	—	3,614,018
Long-term Notes Payable to Affiliates and Intercompany Payable	1,000	1,172,374	—	6,168	(1,179,542)	—
Other Long-term Liabilities	2,930	419,462	34,708	97,351	(114)	554,337
Commitments and Contingencies
Total Iron Mountain Incorporated Stockholders’ Equity	1,080,273	1,895,601	326,956	1,674,437	(3,896,994)	1,080,273
Noncontrolling Interests	—	—	—	13,266	—	13,266
Total Equity	1,080,273	1,895,601	326,956	1,687,703	(3,896,994)	1,093,539
Total Liabilities and Equity	$4,052,104	$5,461,828	$564,987	$2,224,721	$(5,968,821)	$6,334,819

IRON MOUNTAIN INCORPORATED

CONSOLIDATING PRO FORMA STATEMENT OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2012
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Revenues:
Storage Rental	$—	$1,156,681	$130,825	$445,632	$—	$1,733,138
Service	—	784,068	—	488,049	—	1,272,117
Total Revenues	—	1,940,749	130,825	933,681	—	3,005,255
Operating Expenses:
Cost of Sales (Excluding Depreciation and Amortization)	—	761,092	27,881	488,140	—	1,277,113
Selling, General and Administrative	220	591,092	17,741	241,318	—	850,371
Depreciation and Amortization	320	192,304	12,797	110,923	—	316,344
(Gain) Loss on Disposal/Write-down of Property, Plant and Equipment, Net	—	(966)	84	5,282	—	4,400
Total Operating Expenses	540	1,543,522	58,503	845,663	—	2,448,228

Operating (Loss) Income	(540)	397,227	72,322	88,018	—	557,027
Interest Expense (Income), Net	196,423	(17,117)	36,114	27,179	—	242,599
Other Expense (Income), Net	32,161	(3,842)	(37)	(12,220)	—	16,062

(Loss) Income from Continuing Operations Before Provision (Benefit) for Income Taxes	(229,124)	418,186	36,245	73,059	—	298,366
Provision (Benefit) for Income Taxes	—	86,549	12,768	15,556	—	114,873
Equity in the (Earnings) Losses of Subsidiaries, Net of Tax	(400,832)	(73,625)	(5,273)	(23,477)	503,207	—
Income (Loss) from Continuing Operations	171,708	405,262	28,750	80,980	(503,207)	183,493
Income (Loss) from Discontinued Operations, Net of Tax	—	430	—	(7,204)	—	(6,774)
(Loss) Gain on Sale of Discontinued Operations, Net of Tax	—	—	—	(1,885)	—	(1,885)
Net Income (Loss)	171,708	405,692	28,750	71,891	(503,207)	174,834
Less: Net Income (Loss) Attributable to Noncontrolling Interests	—	—	—	3,126	—	3,126
Net Income (Loss) Attributable to Iron Mountain Incorporated	$171,708	$405,692	$28,750	$68,765	$(503,207)	$171,708

Net Income (Loss)	$171,708	$405,692	$28,750	$71,891	$(503,207)	$174,834
Other Comprehensive Income (Loss):
Foreign Currency Translation Adjustments	(2,668)	(212)	8,012	18,054	—	23,186
Equity in Other Comprehensive Income (Loss) of Subsidiaries	25,185	25,421	—	8,012	(58,618)	—
Total Other Comprehensive Income (Loss)	22,517	25,209	8,012	26,066	(58,618)	23,186
Comprehensive Income (Loss)	194,225	430,901	36,762	97,957	(561,825)	198,020
Comprehensive Income (Loss) Attributable to Noncontrolling Interests	—	—	—	3,795	—	3,795
Comprehensive Income (Loss) Attributable to Iron Mountain Incorporated	$194,225	$430,901	$36,762	$94,162	$(561,825)	$194,225

 IRON MOUNTAIN INCORPORATED

CONSOLIDATING PRO FORMA STATEMENT OF OPERATIONS

(Unaudited)

	Six Months Ended June 30, 2013
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Revenues:
Storage Rental	$—	$584,447	$65,799	$233,794	$—	$884,040
Service	—	379,354	—	238,358	—	617,712
Total Revenues	—	963,801	65,799	472,152	—	1,501,752
Operating Expenses:
Cost of Sales (Excluding Depreciation and Amortization)	—	386,291	14,138	241,703	—	642,132
Selling, General and Administrative	63	318,855	8,945	120,119	—	447,982
Depreciation and Amortization	162	95,682	6,339	56,946	—	159,129
(Gain) Loss on Disposal/Write-down of Property, Plant and Equipment, Net	—	(488)	21	(1,735)	—	(2,202)
Total Operating Expenses	225	800,340	29,443	417,033	—	1,247,041

Operating (Loss) Income	(225)	163,461	36,356	55,119	—	254,711
Interest Expense (Income), Net	103,360	(12,122)	20,956	13,977	—	126,171
Other (Income) Expense, Net	(29,204)	(1,252)	(46)	48,516	—	18,014

(Loss) Income from Continuing Operations Before Provision (Benefit) for Income Taxes	(74,381)	176,835	15,446	(7,374)	—	110,526
Provision (Benefit) for Income Taxes	—	51,991	5,135	7,512	—	64,638
Equity in the (Earnings) Losses of Subsidiaries, Net of Tax	(120,331)	6,670	(3,603)	(10,311)	127,575	—
Income (Loss) from Continuing Operations	45,950	118,174	13,914	(4,575)	(127,575)	45,888
Income (Loss) from Discontinued Operations, Net of Tax	—	105	—	1,981	—	2,086

Net Income (Loss)	45,950	118,279	13,914	(2,594)	(127,575)	47,974
Less: Net Income (Loss) Attributable to Noncontrolling Interests	—	—	—	2,024	—	2,024
Net Income (Loss) Attributable to Iron Mountain Incorporated	$45,950	$118,279	$13,914	$(4,618)	$(127,575)	$45,950

Net Income (Loss)	$45,950	$118,279	$13,914	$(2,594)	$(127,575)	$47,974
Other Comprehensive Income (Loss):
Foreign Currency Translation Adjustments	1,277	965	(18,491)	(26,585)	—	(42,834)
Equity in Other Comprehensive (Loss) Income of Subsidiaries	(43,288)	(44,075)	—	(18,491)	105,854	—
Total Other Comprehensive (Loss) Income	(42,011)	(43,110)	(18,491)	(45,076)	105,854	(42,834)
Comprehensive Income (Loss)	3,939	75,169	(4,577)	(47,670)	(21,721)	5,140
Comprehensive Income (Loss) Attributable to Noncontrolling Interests	—	—	—	1,201	—	1,201
Comprehensive Income (Loss) Attributable to Iron Mountain Incorporated	$3,939	$75,169	$(4,577)	$(48,871)	$(21,721)	$3,939

IRON MOUNTAIN INCORPORATED

CONSOLIDATING PRO FORMA STATEMENT OF CASH FLOWS

(Unaudited)

	Year Ended December 31, 2012
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Cash Flows from Operating Activities:
Cash Flows from Operating Activities-Continuing Operations	$(195,478)	$496,542	$37,299	$105,289	$—	$443,652
Cash Flows from Operating Activities-Discontinued Operations	—	(8,814)	—	(2,102)	—	(10,916)
Cash Flows from Operating Activities	(195,478)	487,728	37,299	103,187	—	432,736
Cash Flows from Investing Activities:
Capital expenditures	—	(134,852)	(8,454)	(97,377)	—	(240,683)
Cash paid for acquisitions, net of cash acquired	—	(28,126)	—	(97,008)	—	(125,134)
Intercompany loans to subsidiaries	88,376	(110,142)	—	—	21,766	—
Investment in subsidiaries	(37,572)	(37,572)	—	—	75,144	—
Investment in restricted cash	1,498	—	—	—	—	1,498
Additions to customer relationship and acquisition costs	—	(23,543)	(2,132)	(3,197)	—	(28,872)
Investment in joint ventures	(2,330)	—	—	—	—	(2,330)
Proceeds from sales of property and equipment and other, net	—	(1,739)	5	3,191	—	1,457
Cash Flows from Investing Activities-Continuing Operations	49,972	(335,974)	(10,581)	(194,391)	96,910	(394,064)
Cash Flows from Investing Activities-Discontinued Operations	—	(1,982)	—	(4,154)	—	(6,136)
Cash Flows from Investing Activities	49,972	(337,956)	(10,581)	(198,545)	96,910	(400,200)
Cash Flows from Financing Activities:
Repayment of revolving credit and term loan facilities and other debt	—	(2,774,070)	(58)	(70,565)	—	(2,844,693)
Proceeds from revolving credit and term loan facilities and other debt	—	2,680,107	—	51,078	—	2,731,185
Early retirement of senior subordinated notes	(525,834)	—	—	—	—	(525,834)
Net proceeds from sales of senior subordinated notes	985,000	—	—	—	—	985,000
Debt financing (repayment to) and equity contribution from (distribution to) noncontrolling interests, net	—	—	—	480	—	480
Intercompany loans from parent	—	(89,878)	4,861	106,783	(21,766)	—
Equity contribution from parent	—	37,572	—	37,572	(75,144)	—
Stock repurchases	(38,052)	—	—	—	—	(38,052)
Parent cash dividends	(318,845)	—	—	—	—	(318,845)
Proceeds from exercise of stock options and employee stock purchase plan	40,244	—	—	—	—	40,244
Excess tax benefits from stock-based compensation	1,045	—	—	—	—	1,045
Payment of debt finacing costs	(1,480)	(781)	—	—	—	(2,261)
Cash Flows from Financing Activities-Continuing Operations	142,078	(147,050)	4,803	125,348	(96,910)	28,269
Cash Flows from Financing Activities-Discontinued Operations	—	—	—	(39)	—	(39)
Cash Flows from Financing Activities	142,078	(147,050)	4,803	125,309	(96,910)	28,230
Effect of exchange rates on cash and cash equivalents	—	—	1,880	924	—	2,804
(Decrease) Increase in cash and cash equivalents	(3,428)	2,722	33,401	30,875	—	63,570
Cash and cash equivalents, beginning of period	3,428	10,750	69,945	95,722	—	179,845
Cash and cash equivalents, end of period	$—	$13,472	$103,346	$126,597	$—	$243,415

IRON MOUNTAIN INCORPORATED

CONSOLIDATING PRO FORMA STATEMENT OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30, 2013
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Cash Flows from Operating Activities:
Cash Flows from Operating Activities-Continuing Operations	$(90,898)	$227,437	$13,395	$63,014	$—	$212,948
Cash Flows from Operating Activities-Discontinued Operations	—	(129)	—	1,082	—	953
Cash Flows from Operating Activities	(90,898)	227,308	13,395	64,096	—	213,901
Cash Flows from Investing Activities:
Capital expenditures	—	(104,352)	(1,811)	(52,077)	—	(158,240)
Cash paid for acquisitions, net of cash acquired	—	(23,338)	—	(29,454)	—	(52,792)
Intercompany loans to subsidiaries	193,217	(11,865)	—	—	(181,352)	—
Investment in subsidiaries	(16,300)	(16,300)	—	—	32,600	—
Investment in restricted cash	(1)	—	—	—	—	(1)
Additions to customer relationship and acquisition costs	—	(5,885)	(290)	(2,086)	—	(8,261)
Proceeds from sales of property and equipment and other, net	—	12	(3,191)	6,078	—	2,899
Cash Flows from Investing Activities-Continuing Operations	176,916	(161,728)	(5,292)	(77,539)	(148,752)	(216,395)
Cash Flows from Investing Activities-Discontinued Operations	—	(18)	—	—	—	(18)
Cash Flows from Investing Activities	176,916	(161,746)	(5,292)	(77,539)	(148,752)	(216,413)
Cash Flows from Financing Activities:
Repayment of revolving credit and term loan facilities and other debt	—	(975,507)	(29)	(11,630)	—	(987,166)
Proceeds from revolving credit and term loan facilities and other debt	—	1,076,791	—	23,148	—	1,099,939
Debt financing (repayment to) and equity contribution from (distribution to) noncontrolling interests, net	—	—	—	874	—	874
Intercompany loans from parent	—	(191,997)	1,921	8,724	181,352	—
Equity contribution from parent	—	16,300	—	16,300	(32,600)	—
Parent cash dividends	(103,309)	—	—	—	—	(103,309)
Proceeds from exercise of stock options and employee stock purchase plan	14,897	—	—	—	—	14,897
Excess tax benefits from stock-based compensation	2,394	—	—	—	—	2,394
Payment of debt financing costs	—	(469)	—	(242)	—	(711)
Cash Flows from Financing Activities-Continuing Operations	(86,018)	(74,882)	1,892	37,174	148,752	26,918
Cash Flows from Financing Activities-Discontinued Operations	—	—	—	—	—	—
Cash Flows from Financing Activities	(86,018)	(74,882)	1,892	37,174	148,752	26,918
Effect of exchange rates on cash and cash equivalents	—	—	(5,754)	(3,201)	—	(8,955)
(Decrease) Increase in cash and cash equivalents	—	(9,320)	4,241	20,530	—	15,451
Cash and cash equivalents, beginning of period	—	13,472	103,346	126,597	—	243,415
Cash and cash equivalents, end of period	$—	$4,152	$107,587	$147,127	$—	$258,866